                           MORGAN STANLEY INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2007 - AUGUST 31, 2007

                                                                        AMOUNT OF      % OF      % OF
                                        OFFERING        TOTAL            SHARES     OFFERING    FUNDS
SECURITY         PURCHASE/    SIZE OF   PRICE OF      AMOUNT OF         PURCHASED   PURCHASED    TOTAL                     PURCHASED
PURCHASED       TRADE DATE   OFFERING    SHARES        OFFERING          BY FUND     BY FUND    ASSETS       BROKERS        FROM
------------------------------------------------------------------------------------------                                                                                                          Morgan Stanley,
                                                                                                             ABN AMIRO
                                                                                                           Incorporated,
Hospira Inc.                                                                                              Citigroup, Banc
 5.83% due                                                                                                 of America
 3/30/2010        3/20/07       --       $100.00     $   375,000,000    405,000       0.11%      0.80%   Securities LLC,   Citigroup
                                                                                                         Wachovia Capital
                                                                                                           Markets, LLC

                                                                                                          Morgan Stanley,
                                                                                                           Citi, Credit
                                                                                                         Suisse, Goldman,
                                                                                                           Sachs & Co.,
                                                                                                           Deutsche Bank
                                                                                                            Securities,
                                                                                                           JPMorgan RBS
                                                                                                             Greenwich
                                                                                                          Capital, Daiwa
   Capmark                                                                                                Securities SMBC
  Financial                                                                                                   Europe,
 Group 6.30%     05/03/07       --       $ 99.84     $500,000,000.00    115,000       0.23%      0.02%    Mitsubishi UFJ
due 5/10/2017                                                                                               Securities,
                                                                                                             Wachovia
                                                                                                         Securities, West
                                                                                                          LB AG, Bank of
                                                                                                              America
                                                                                                          Securities LLC,
                                                                                                          Natixis, RBC     Citigroup
                                                                                                         Capital Markets,
                                                                                                          Scotia Capital,
                                                                                                         Lehman Brothers,
                                                                                                              Shinsei
                                                                                                           International
                                                                                                              Limited

                                                                                                          Morgan Stanley,
                                                                                                           Citi, Credit
                                                                                                         Suisse, Goldman,
                                                                                                           Sachs & Co.,
                                                                                                           Deutsche Bank
                                                                                                            Securities,
                                                                                                           JPMorgan RBS
                                                                                                             Greenwich
                                                                                                          Capital, Daiwa
                                                                                                         Securities SMBC
                                                                                                             Europe,
                                                                                                         Mitsubishi UFJ
   Capmark                                                                                                  Securities,
  Financial                                                                                                  Wachovia
Group 5.875%     05/03/07       --       $ 99.96   $1,200,000,000,00   270,000.00     0.02%      0.55%   Securities, West  Citigroup
due 5/10/2012                                                                                             LB AG, Bank of
                                                                                                              America
                                                                                                          Securities LLC,
                                                                                                           Natixis, RBC
                                                                                                         Capital Markets,
                                                                                                          Scotia Capital,
                                                                                                         Lehman Brothers,
                                                                                                              Shinsei
                                                                                                           International
                                                                                                              Limited

                                                                                                            GS Mortgage
                                                                                                         Securities Trust
                                                                                                           2007-GG10, GS
                                                                                                             Mortgage
                                                                                                            Securities
                                                                                                          Corporation II,
                                                                                                             Greenwich
                                                                                                              Capital
                                                                                                             Financial
                                                                                                          Products, Inc.,
                                                                                                           Goldman Sachs
                                                                                                             Mortgage
 GS Mortgage                                                                                                 Company,
  Securities                                                                                                Commercial
Corop II 2007    06/21/07       --       $ 99.25   $3,661,032,000.00   900,000.00     0.02%      0.56%       Mortgage
  5.99% due                                                                                                Pass-Through
  8/10/2045                                                                                                Certificates,
                                                                                                              Series         Goldman
                                                                                                          2007-GG10, RBS      Sachs
                                                                                                             Greenwich
                                                                                                          Capital, Bear,
                                                                                                            Stearns & Co.
                                                                                                            Inc, Morgan
                                                                                                         Stanley, Goldman
                                                                                                           Sachs & Co.,
                                                                                                          Merrill Lynch &
                                                                                                           Co., Wachovia
                                                                                                            Securities

                                                                                                         Deutsche Bank
                                                                                                          Securities,
 Commercial                                                                                                Capmark
Mortgage Pass                                                                                             Securities,
Throu 6.0103%                                                                                             Citigroup,
    due          08/06/07       --       $ 98.68   $1,454,915,000.00     400,000      0.02%      0.84%   Morgan Stanley,    Deutsche
 12/10/2049                                                                                              KeyBanc Capital      Bank
                                                                                                            Markets,